UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):July 23, 2004

                           NEWELL RUBBERMAID INC.
           (Exact Name of Registrant as Specified in its Charter)

              Delaware                  1-9608           36-3514169
              --------                  ------           ----------
    (State or Other Jurisdiction     (Commission        (IRS Employer
          of Incorporation)          File Number)    Identification No.)

             10 B Glenlake Parkway
                  Suite 600
             Atlanta, Georgia                           30328
   ----------------------------------------          ----------
   (Address of Principal Executive Offices)          (Zip Code)

      Registrant's telephone number, including area code:(770) 670-2232







   ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             Exhibit
             Number         Description
             -------        -----------

             99.1 Announcement dated July 23, 2004, captioned "Newell Rubbermaid Updates Segment Reporting"

   ITEM 9.   REGULATION FD DISCLOSURE.

   The information set forth under Item 12 below is also intended to be disclosed under this Item 9 and is hereby incorporated by reference.

   ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

   The information in this Report, including the Exhibit attached hereto, is furnished pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

   On July 23, 2004, Newell Rubbermaid Inc. (the "Company") announced that it has updated its segment reporting to reflect its recent divesture of Little Tikes Commercial Play Systems, announced July 1, 2004. The Announcement, which includes segment reporting schedules, reflecting discontinued operations, along with quarterly income statements, can also be found on the investor relations portion of the Company's web site at www.newellrubbermaid.com. A copy of the Announcement is attached hereto as Exhibit 99.1.

   The Announcement contains non-GAAP financial measures. For purposes of SEC Regulation G, a "non-GAAP financial measure" is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Operating and statistical measures and certain ratios and other statistical measures are not non-GAAP financial measures. For purposes of the definition, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided, as a part of the Announcement, a reconciliation of each of the non-GAAP financial measures to the most directly comparable GAAP financial measure.







   The Company has used the financial measures that are included in the Announcement for several years, both in presenting its results to stockholders and the investment community and in its internal evaluation and management of its businesses. The Company's management believes that these measures -- including those that are "non-GAAP financial measures" -- and the information they provide are useful to investors since these measures:

        * enable investors and analysts to compare the current non-GAAP measures with the corresponding non-GAAP measures used in the past, and

        * permit investors to view the Company's performance using the same tools that Company management uses to evaluate the Company's past performance, reportable business segments and prospects for future performance and to gauge the Company's progress in achieving its stated goals.

   The Company's management believes that operating income, excluding asset impairment, restructuring charges and other charges for the Company and each of the Company's five segments, continuing operations and discontinued operations and amounts of operating income, excluding asset impairment, restructuring charges and other charges as a percentage of sales for such respective segments, continuing operations and discontinued operations are also useful to investors because they provide information with respect to operating income related to continuing operations after the Company's restructuring plan is completed.

   While the Company believes that these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.


   Date:     July 23, 2004            By: /s/ Dale L. Matschullat
                                          -------------------------------
                                          Dale L. Matschullat
                                          Vice President - General
                                           Counsel & Corporate Secretary







                                EXHIBIT INDEX


             Exhibit No.         Description
             -----------         -----------

             99.1                Announcement